UNITED STATES
                   SECURITIES AND EXCHANGE COMMISION
                        Washington, D.C. 20549
                               FORM 8-K
                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): November 29, 2004


                             GAVELLA CORP.
        (Exact name of registrant as specified in its charter)

          Delaware               000-31143                22-3742159
(State or other jurisdiction   (Commission              (IRS Employer
    of incorporation)           File Number)         Identification No.)

                           231 Norman Avenue
                       Brooklyn, New York 11222
               (Address of principal executive offices)

                             718-383-4999
          (Registrant's telephone number, including area code)

                         215 West Main Street
                     Maple Shade, New Jersey 08052
     (Former name or former address, if changed since last report.)

Section 1- Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

The disclosure set forth below under Item 2.03 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

Section 2-Financial Information
Item 2.01 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously reported, DCI USA, Inc. f/k/a Gavella Corp. ("DCI") received an assignment of a promissory note made by 231 Norman Avenue, LLC, a New York limited liability company (the "LLC"), in the principal amount of $770,000 (the "Note"). The Note, which is due and payable on June 15, 2005, provides for quarterly payments of interest only to DCI at an annual interest rate of 12%. The Note is secured by a pledge which encumbers a 35% membership interest owned by the LLC in 231 Norman Avenue Property Development, LLC, a New York limited liability company (the "Assignor") which owns fee simple title to the real property located at 231 Norman Avenue, Brooklyn, New York (the "Building"). DCI may extend the maturity date of the Note until June 15, 2006. The Assignor is in the business of owning and operating income producing real estate in the New York/New Jersey area. In addition, DCI has an assignment of an Option Agreement whereby the LLC granted DCI the right to purchase a 35% membership interest upon a default of the Note or at any time prior to payment in full of the Note. The exercise price of the option is the outstanding amount then due and payable under the Note.

On November 29, 2004, DCI and the Assignor executed and delivered an Assignment of Obligations under Promissory Note and Indemnification Agreement, pursuant to which DCI assumed the payment obligation of the Assignor to Hypothecators Mortgage Company ("Hypothecators") in the original principal amount of $400,000. In consideration, DCI received from Assignor $400,000. The principal amount of $400,000 is due and payable on June 15, 2005 (the "Hypothecators Maturity Date"). Interest on said amount accrues at the rate of 15% per annum, and is payable on the first day of each month until the Hypothecators Maturity Date.

On November 29, 2004, DCI and the Assignor executed and delivered an Assignment of Obligations under Promissory Note and Indemnification Agreement, pursuant to which DCI assumed the payment obligation of the Assignor to Elliot Rubin in the original principal amount of $200,000. In consideration, DCI received from Assignor $200,000. The principal amount of $200,000 is due and payable on October 28, 2005. Interest on said amount accrues at the rate of 12% per annum, and $2,000 is payable on the 28th day of each month until maturity.

In connection with the Assignment, Assignor agreed that it would not do anything to increase the indebtedness and would indemnify DCI from any damages that arise as a result of any increase in the indebtedness which was not as a result of any default under the Assignment
Agreement. DCI agreed to indemnify the Assignor that it will do nothing to increase the indebtedness under the loan documents.

On November 29, 2004, Hypothecators and Elliot Rubin entered into separate Modification and Consent Agreements with DCI, the Assignor, the LLC and the other members of the Assignor to conform the respective loan documents (with each of Hypothecators and Rubin) to the above transactions and to consent to the same.

On November 30, 2004, DCI lent the aggregate sum of $600,000 which it received from the Assignor to the LLC. Interest on said amount accrues at the rate of 12% per annum, and is payable every three months on the 25th day of the month, with the first interest payment becoming due to DCI on February 25, 2005. The outstanding principal and all accrued interest thereon is due and payable on June 15, 2006. DCI has the right to extend the maturity date until June 15, 2007. The obligations of the LLC to DCI are secured, among other collateral, by a pledge of the LLC's membership interest in the Assignor. In addition, DCI has an assignment of an Option Agreement whereby the LLC granted DCI the right to purchase its remaining 25% membership interest in the Assignor upon a default of the Note or at any time prior to payment in full of the Note. The exercise price of the option is the outstanding amount then due and payable under the Note.

As of November 30, 2004, the LLC's membership interest in the Assignor was 60%, which membership interests may be subject to future dilution depending upon, inter alia, the introduction of new members into the Assignor. The majority of the membership interests of the LLC (58.3%) is owned by David Yerushalmi, Chairman, Chief Executive Officer and a director, of DCI, and an unaffiliated third party. The transactions described above were approved by the members of the Board of Directors of DCI, with Mr. Yerushalmi recusing himself from the vote thereof.

For all the terms and conditions of the Assignment Agreements, the Modification Agreements, the Loan Agreement and the Modification Agreement between the LLC and DCI, reference is hereby made to such agreements annexed hereto as Exhibits 10.4 through 10.9. All statements made herein concerning the foregoing agreements are qualified by references to said exhibits.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a)  Financial Information.   Not applicable
(b)  Pro forma financial information.   Not applicable
(c)  Exhibits
     Exhibit 10.20 Assignment of Obligations under Promissory Note and Indemnification Agreement, dated November 29, 2004, by and between DCI USA, Inc. and 231 Norman Avenue Property Development, LLC relating to Hypothecators Mortgage Company.
     Exhibit 10.21 Assignment of Obligations under Promissory Note and Indemnification Agreement, dated November 29, 2004, by and between DCI USA, Inc. and 231 Norman Avenue Property Development, LLC relating to Elliot Rubin.
     Exhibit 10.22 Modification and Consent Agreement dated November 29, 2004 by and between Hypothecators Mortgage Company, DCI USA, Inc., 231 Norman Avenue Property Development, LLC, 231 Norman Avenue, LLC and the other signatories thereto.
     Exhibit 10.23 Modification and Consent Agreement dated November 29, 2004 by and between Elliot Rubin, DCI USA, Inc.,
               231 Norman Avenue Property Development, LLC, 231 Norman Avenue, LLC and the other signatories thereto.
     Exhibit 10.24 Loan Agreement dated November 30, 2004, between DCI USA, Inc., as Lender, and 231 Norman Avenue, LLC, as Borrower.
     Exhibit 10.25 Modification Agreement dated November 30, 2004, between 231 Norman Avenue, LLC and DCI USA, Inc.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DCI USA, INC.
                                        (Registrant)

                                        By: /s/ David Yerushalmi
                                        David Yerushalmi, Chairman and
                                        Chief Executive Officer

Date:  December 2, 2004